UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously reported, on November 4, 2021, Tile Shop Holdings, Inc. (the “Company”) announced that the Board of Directors of the Company declared a special dividend of $0.65 per share payable on December 3, 2021, to the Company’s stockholders of record at the close of business on November 19, 2021 (the “Special Dividend”). Effective November 16, 2021, the Company and its operating subsidiary The Tile Shop, LLC (“The Tile Shop”) amended that certain Credit Agreement, dated as of September 18, 2018, by and among the Company, as guarantor, The Tile Shop and Tile Shop Lending, Inc., as borrowers, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C issuer (the “Credit Agreement”), to exclude the Special Dividend from the calculation of Consolidated Fixed Charges, as defined in the Credit Agreement.

The foregoing description of Amendment No. 1 to the Credit Agreement (the “Amendment”) is a summary only, is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth under Item 1.01 of this Current Report are incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Amendment No. 1, dated as of November 16, 2021, to Credit Agreement, dated as of September 18, 2018, by and among Tile Shop Holdings, Inc., as a guarantor, The Tile Shop, LLC and Tile Shop Lending, Inc., as borrowers, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C issuer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

By /s/ Nancy DiMattia
Date: November 16, 2021	Name: Nancy DiMattia
Title: Chief Financial Officer